Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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     We  consent  to  the  inclusion in this registration statement on Form S-8, dated March 27, 2002, the reference to our report dated March 27, 2001 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2000.


/s/  Pohl,  McNabola,  Berg  &  Company  LLP
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Pohl,  McNabola,  Berg  &  Company  LLP
March  22,  2002
San  Francisco,  California